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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 1997

                              Post Properties, Inc.
             (Exact name of registrant as specified in its charter)

              Georgia                   1-12080                58-15506725
  ----------------------------        -----------            -------------
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No.)

         3350 Cumberland Circle, Atlanta, Georgia                     30339
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              (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (770) 850-4400
                                                    ---------------







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Item 5.  Other Events

         Post Properties, Inc. (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  1(a)   -     Distribution Agreement

                  4(a)   -     Form of Fixed Rate Note (Incorporated by
                               reference from Exhibit 4(a) to Post Apartment
                               Homes L.P.'s Current Report on Form 8-K dated
                               January 29, 1997)

                  4(b)   -     Form of Floating Rate Note (Incorporated by
                               reference from Exhibit 4(b) to Post Apartment
                               Homes L.P.'s Current Report on Form 8-K dated
                               January 29, 1997)

                  5(a)   -     Opinion of King & Spalding

                  8(a)   -     Opinion of King & Spalding re: tax matters

                 23(a)   -     Consent of Ernst & Young LLP

                 23(b)   -     Consent of King & Spalding (included in Exhibit
                               5(a))














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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                POST PROPERTIES, INC.,

                                (Registrant)

Date: October 20, 1997          By:  /s/ John A. Williams
                                   --------------------------
                                         John A. Williams
                                         Chairman of the Board, Chief Executive
                                         Officer and Director









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                                  EXHIBIT INDEX

Exhibit Number and Description                                             Page
------------------------------                                             ----

 1(a) -    Distribution Agreement

 4(a) -    Form of Fixed Rate Note (Incorporated by reference from
           Exhibit 4(a) to Post Apartment Homes L.P.'s Current Report on
           Form 8-K dated January 29, 1997)

 4(b) -    Form of Floating Rate Note (Incorporated by reference from
           Exhibit 4(b) to Post Apartment Homes L.P.'s Current Report on Form 8-K dated January 29, 1997)

 5(a) -    Opinion of King & Spalding

 8(a) -    Opinion of King & Spalding re: tax matters

23(a) -    Consent of Ernst & Young LLP

23(b) -    Consent of King & Spalding (included in Exhibit 5(a))







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